UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
Of the Securities and Exchange Act of 1934

Date of Report: May 5, 2004
(Date of earliest event reported)

TVIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30539	77-0549628

(State or other jurisdiction of	(Commission File Number)	(I.R.S. employer
incorporation or organization)		identification number)

4001 Burton Drive, Santa Clara, California 95054
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 982-8588

ITEM 7:      FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press release dated May 5, 2004 announcing the financial results of the fourth quarter and the fiscal year ended March 31, 2004.

ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          The information in this Current Report is being furnished and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

          On May 5, 2004, Tvia, Inc. issued a press release announcing its financial results for its fourth quarter and fiscal year ended March 31, 2004. A copy of the earnings release is furnished herewith as Exhibit 99.1.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TVIA, INC.

Dated: May 5, 2004	By	/s/ Arthur Nguyen

Arthur Nguyen
Chief Financial Officer
(Principal Financial Officer and Duly Authorized Signatory)

Exhibit Index

99.1	Press release dated May 5, 2004 announcing the financial results of the fourth quarter and the fiscal year ended March 31, 2004.